UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



==============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                 (Date of earliest event reported) April 1, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On April 1, 2004, General Motors Corporation (GM) issued a news release announcing March 2004 sales. The release is as follows:

GM Reports March Sales of 414,949, Up 6 Percent
Industry-Leading Truck Sales Up 7.5 Percent in First Quarter
Cadillac Continues Its Momentum With Best-Ever CTS Sales

DETROIT - General Motors dealers sold 414,949 new cars and trucks in March, up 6 percent compared to March 2003. GM's truck sales (235,521) were up 4 percent and car sales (179,428) were up 9 percent. Total first-quarter sales (1,067,116) were up 5 percent. Truck sales in the first quarter (606,224) improved 7.5 percent, and car sales (460,892) gained 1.5 percent.

"Sales momentum continued to build for GM in March, with double-digit increases at Cadillac, Chevrolet, GMC, Pontiac and Buick," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Our industry-leading truck portfolio produced a 7.5 percent sales gain in the first quarter, and we expect further growth this year with the addition of new products like the Chevrolet Colorado and Equinox, Cadillac SRX, GMC Envoy XUV and Canyon. Additionally, all of our launch vehicles experienced their best sales so far this year."

GM Truck Sales

GM's industry-leading truck lineup had a 4 percent sales improvement compared to year-ago levels and a 7.5 percent increase in the first quarter. GM continues to establish full-size pickup industry benchmarks and is on track to sell 1 million units in 2004. GM led the industry in full-size pickup truck sales in March (82,673), a 4 percent increase for the month and an 8.5 percent improvement for the first quarter (210,456). Chevrolet full-size pickup deliveries (65,163) were up 3 percent compared to March 2003, and GMC Sierra sales (17,510) improved 10 percent.

Sales of sport utility vehicles (104,594) were up 5 percent in March, setting a new monthly record. GM utility sales in the first quarter (285,661) improved 14 percent. Mid-size utilities had brisk sales in March, with 47,883 deliveries, a 14 percent increase and 130,689 sales for the first quarter, a 9 percent gain. Sales of large utilities in March (35,878) were 4 percent above year-ago levels and up 26 percent for the first quarter (101,842).

GM Car Sales

GM's car sales increased by 9 percent in March compared to last year. Deliveries of GM mid-size cars were up 18 percent (104,726). Pontiac Grand Prix had 14,607 deliveries, an 87 percent increase, and Grand Am sales (14,434) were up 30 percent. Chevrolet Impala had 30,175 deliveries, a 37 percent improvement over last year's sales performance. GM's key launch vehicles showed increasing sales momentum including the Chevrolet Malibu (12,997), which had a 36 percent improvement over last month, and Aveo (3,477) with a 13 percent increase.

Divisional Highlights

Chevrolet - Total Chevrolet sales in March (233,412) were up 10 percent. Chevrolet continued its leadership in the mid-size car segment, with a 40 percent increase in sales compared to year-ago levels. Overall, Chevrolet car sales (83,250) improved 32.5 percent, paced by monthly record sales of Impala, which gained 37 percent and increasing momentum of Malibu and Aveo sales. First-quarter sales of TrailBlazer (61,675) were up 12 percent, and Tahoe (42,411) deliveries increased 24 percent.

Cadillac - Cadillac sales (19,431) rose 16 percent in March, providing its best March sales performance since 1990. Truck sales (7,772) were up 73 percent, led by record sales of the Escalade portfolio (4,923), up 10 percent from year-ago levels and increasing sales of the SRX (2,849), up 15 percent over February. CTS continued its record-breaking sales performance for Cadillac cars with best-ever monthly deliveries (6,057), a 32 percent improvement over last year and record first-quarter sales (14,173), up 29 percent.

GMC - GMC sales in March (50,094) gained 15.5 percent over last year and 21 percent in the first quarter (130,463). Envoy sales (11,656) were up 24.5 percent in March and 21 percent in the first quarter (30,924). Yukon had record deliveries in March (7,087), a 19 percent increase, and record first-quarter deliveries (20,456), up 46 percent. Yukon XL first-quarter sales (13,219) gained 27 percent.

Pontiac - Total Pontiac sales (47,990) increased 25 percent from year-ago levels. Car deliveries (42,055) improved 30 percent. Grand Prix sales were up 87 percent in March, with 14,607 deliveries and 57 percent in the first quarter (38,612). Grand Am sales (14,434) increased 30 percent in March and 11.5 percent in the first quarter (37,246).

HUMMER - HUMMER sales were 2,334. H2 deliveries were 2,300, reflecting a sales increase over February.

Buick - Buick sales were up 18 percent in March (29,490). LeSabre deliveries were 9,526, an 18 percent improvement over last year. Truck sales (8,202) were up 68 percent. Rendezvous sales (6,072) gained 24 percent, setting a new March sales record. Rainier had its highest number of deliveries to date (2,130).

Certified Used Vehicles

March sales for all GM certified used vehicle brands - including GM Certified Used Vehicles, Cadillac, Saturn and Saab - were 44,734 units, up nearly 15 percent from 2003.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, led the way with record March sales of 37,724 units, a 17 percent increase over March 2003 and the strongest single-month sales performance in the history of the certified pre-owned segment. GM Certified Used Vehicles also set a new category record for quarterly sales, with sales of 109,450 units in the first quarter of 2004.

GM Certified Used Vehicles also reached an important milestone in March, selling its one-millionth unit.

Cadillac Certified Pre-Owned Vehicles posted sales of 2,979 units in March, up 10 percent from March 2003; Used Cars from Saturn sold 3,285 units, comparable to year-ago figures; and Saab Certified Pre-Owned Vehicles sold 746 units, up 6 percent.

"With the sale of its one-millionth vehicle, as well as new one-month and quarterly sales records for the certified pre-owned industry segment, GM Certified Used Vehicles continues to grow its position as America's top-selling certified brand," Smith said.

GM North America Announces March and 2004 First-Quarter Production Results; 2004 Second-Quarter Production Forecast Remains Unchanged At 1.38 Million Units

In March, GM North America produced 530,100 vehicles (206,500 cars and 323,600 trucks) in North America, compared to 488,500 vehicles (183,400 cars and 305,100 trucks) produced in March 2003. Production totals include joint venture production of 18,000 vehicles in March 2004 and 14,000 vehicles in March 2003.

Also, GM North America built 1.345 million vehicles (524,000 cars and 821,000 trucks) in the first quarter of 2004. In the first quarter of 2003, GM North America produced 1.451 million vehicles (591,100 cars and 860,000 trucks).

In addition, GM North America's current 2004 second-quarter production forecast remains unchanged at 1.38 million vehicles (539,000 cars and 841,000 trucks). In the second quarter of 2003, GM North America built 1.381 million vehicles (544,000 cars and 837,000 trucks).

GM also announced current 2004 first-quarter and second-quarter production forecasts for its international regions:

GM Europe - The region's current 2004 first-quarter production forecast is unchanged at 463,000 vehicles. The region's current 2004 second-quarter production forecast is 506,000 vehicles, down 4,000 vehicles compared to last month's guidance of 510,000 vehicles. GM Europe built 488,000 units in the second quarter of 2003.

GM Asia Pacific - The region's current 2004 first-quarter production forecast remains unchanged at 116,000 vehicles. GM Asia Pacific's current second-quarter forecast is 149,000 vehicles, up 3,000 vehicles from last month's initial forecast of 146,000 vehicles. GM Asia Pacific built 90,000 vehicles in the second quarter of 2003.

GM Latin America, Africa and the Middle East - The region's current 2004 first-quarter production forecast remains unchanged at 160,000 vehicles. The region's current second-quarter production forecast is 167,000 vehicles, down 6,000 vehicles from last month's initial forecast of 173,000 vehicles. The region built 128,000 vehicles in the second quarter of 2003.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 March                January - March
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   26         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total        414,949   391,752      5.9  1,067,116   1,018,410     4.8
-------------------------------------------------------------------------------
Car Total            179,428   165,166      8.6    460,892     454,259     1.5
-------------------------------------------------------------------------------
Truck Total          235,521   226,586      3.9    606,224     564,151     7.5
-------------------------------------------------------------------------------
Light Truck Total    231,490   222,620      4.0    596,259     555,731     7.3
-------------------------------------------------------------------------------
Light Vehicle Total  410,918   387,786      6.0  1,057,151   1,009,990     4.7
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Market Division
    Vehicle Total                                      Calendar Year-to-Date
                                 March                    January - March
-------------------------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                 29,490    24,900     18.4     78,012      83,289    -6.3
Cadillac              19,431    16,706     16.3     51,175      46,260    10.6
Chevrolet            233,412   211,898     10.2    600,843     543,390    10.6
GMC                   50,094    43,362     15.5    130,463     108,029    20.8
HUMMER                 2,334     3,069    -23.9      6,402       8,639   -25.9
Oldsmobile             6,652    13,150    -49.4     17,031      33,411   -49.0
Other - Isuzu          1,064     1,259    -15.5      2,861       2,856     0.2
Pontiac               47,990    38,501     24.6    120,358     107,033    12.4
Saab                   3,702     4,736    -21.8      8,050      10,885   -26.0
Saturn                20,780    34,171    -39.2     51,921      74,618   -30.4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  171,530   160,428      6.9    443,158     443,369     0.0
-------------------------------------------------------------------------------
Light Truck          231,490   222,620      4.0    596,259     555,731     7.3
-------------------------------------------------------------------------------

Twenty-six selling days for the March period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  March 2004

-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  March                   January - March
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  26       26
-------------------------------------------------------------------------------
Century                6,817     8,001    -14.8     18,527      31,829   -41.8
LeSabre                9,526     8,048     18.4     26,555      22,285    19.2
Park Avenue            2,123     2,073      2.4      5,280       6,143   -14.0
Regal                  2,822     1,890     49.3      5,174       5,373    -3.7
      Buick Total     21,288    20,012      6.4     55,536      65,630   -15.4
-------------------------------------------------------------------------------
Catera                     0         2    ***.*          0           5   ***.*
CTS                    6,057     4,588     32.0     14,173      10,956    29.4
DeVille                4,765     5,868    -18.8     15,357      17,430   -11.9
Eldorado                   1        38    -97.4          1         145   -99.3
Seville                  466     1,722    -72.9      1,329       6,548   -79.7
XLR                      370         0    ***.*        917           0   ***.*
     Cadillac Total   11,659    12,218     -4.6     31,777      35,084    -9.4
-------------------------------------------------------------------------------
Aveo                   3,477         0    ***.*      7,883           0   ***.*
Camaro                    10       208    -95.2         19         575   -96.7
Cavalier              17,128    18,041     -5.1     50,061      52,224    -4.1
Classic               10,120         0    ***.*     29,012           0   ***.*
Corvette               3,033     2,792      8.6      8,401       5,984    40.4
Impala                30,175    21,962     37.4     72,624      58,785    23.5
Lumina                     0         0    ***.*          0           0   ***.*
Malibu                12,997    14,634    -11.2     28,989      38,732   -25.2
Metro                      0         0    ***.*          0           0   ***.*
Monte Carlo            5,223     5,192      0.6     13,880      14,560    -4.7
Prizm                      0         1    ***.*          1           4   -75.0
SSR                    1,087         0    ***.*      3,069           0   ***.*
    Chevrolet Total   83,250    62,830     32.5    213,939     170,864    25.2
-------------------------------------------------------------------------------
Alero                  4,864     9,949    -51.1     13,233      25,736   -48.6
Aurora                    21       423    -95.0        104       1,069   -90.3
Intrigue                   4       133    -97.0         13         358   -96.4
    Oldsmobile Total   4,889    10,505    -53.5     13,350      27,163   -50.9
-------------------------------------------------------------------------------
Bonneville             2,329     2,745    -15.2      7,306       5,925    23.3
Firebird                   7       156    -95.5         19         469   -95.9
Grand Am              14,434    11,122     29.8     37,246      33,419    11.5
Grand Prix            14,607     7,807     87.1     38,612      24,572    57.1
GTO                      719         0    ***.*      1,801           0   ***.*
Sunfire                4,155     2,718     52.9      9,177       8,241    11.4
Vibe                   5,804     7,810    -25.7     12,481      18,042   -30.8
     Pontiac Total    42,055    32,358     30.0    106,642      90,668    17.6
-------------------------------------------------------------------------------
9-3                    2,934     3,470    -15.4      6,293       7,889   -20.2
9-5                      768     1,266    -39.3      1,757       2,996   -41.4
       Saab Total      3,702     4,736    -21.8      8,050      10,885   -26.0
-------------------------------------------------------------------------------
ION                    9,922    13,057    -24.0     25,105      25,783    -2.6
Saturn L Series        2,663     8,314    -68.0      6,493      22,863   -71.6
Saturn S Series            0     1,136    ***.*          0       5,319   ***.*
      Saturn Total    12,585    22,507    -44.1     31,598      53,965   -41.4
-------------------------------------------------------------------------------
        GM Total     179,428   165,166      8.6    460,892     454,259     1.5
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   171,530   160,428      6.9    443,158     443,369     0.0
-------------------------------------------------------------------------------
GM Import              7,898     4,738     66.7     17,734      10,890    62.8
-------------------------------------------------------------------------------
        GM Total     179,428   165,166      8.6    460,892     454,259     1.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                  March 2004

-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  March                   January - March
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  26       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           21,288    20,012      6.4     55,536      65,630   -15.4
Cadillac Total        11,659    12,216     -4.6     31,777      35,079    -9.4
Chevrolet Total       79,773    62,830     27.0    206,056     170,864    20.6
Oldsmobile Total       4,889    10,505    -53.5     13,350      27,163   -50.9
Pontiac Total         41,336    32,358     27.7    104,841      90,668    15.6
Saturn Total          12,585    22,507    -44.1     31,598      53,965   -41.4
     GM North
      America Total  171,530   160,428      6.9    443,158     443,369     0.0
-------------------------------------------------------------------------------
Cadillac Total             0         2    ***.*          0           5   ***.*
Chevrolet Total        3,477         0    ***.*      7,883           0   ***.*
Pontiac Total            719         0    ***.*      1,801           0   ***.*
Saab Total             3,702     4,736    -21.8      8,050      10,885   -26.0
     GM Import Total   7,898     4,738     66.7     17,734      10,890    62.8
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           29,490    24,900     18.4     78,012      83,289    -6.3
Cadillac Total        19,431    16,706     16.3     51,175      46,260    10.6
Chevrolet Total      233,412   211,898     10.2    600,843     543,390    10.6
GMC Total             50,094    43,362     15.5    130,463     108,029    20.8
HUMMER Total           2,334     3,069    -23.9      6,402       8,639   -25.9
Oldsmobile Total       6,652    13,150    -49.4     17,031      33,411   -49.0
Other-Isuzu Total      1,064     1,259    -15.5      2,861       2,856     0.2
Pontiac Total         47,990    38,501     24.6    120,358     107,033    12.4
Saab Total             3,702     4,736    -21.8      8,050      10,885   -26.0
Saturn Total          20,780    34,171    -39.2     51,921      74,618   -30.4
     GM Total        414,949   391,752      5.9  1,067,116   1,018,410     4.8
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                  March 2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 March                    January - March
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     26        26
-------------------------------------------------------------------------------
Rainier                2,130         0    ***.*      5,432           0   ***.*
Rendezvous             6,072     4,888     24.2     17,044      17,659    -3.5
    Total Buick        8,202     4,888     67.8     22,476      17,659    27.3
-------------------------------------------------------------------------------
Escalade               2,908     2,667      9.0      7,539       6,774    11.3
Escalade ESV           1,100     1,026      7.2      2,840       2,266    25.3
Escalade EXT             915       795     15.1      2,380       2,136    11.4
SRX                    2,849         0    ***.*      6,639           0   ***.*
  Total Cadillac       7,772     4,488     73.2     19,398      11,176    73.6
-------------------------------------------------------------------------------
Astro                  3,024     3,695    -18.2      7,901       8,553    -7.6
C/K Suburban(Chevy)    8,765     9,191     -4.6     25,756      22,163    16.2
Chevy C/T Series          25        69    -63.8         61         248   -75.4
Chevy W Series           198       254    -22.0        497         539    -7.8
Colorado               8,574         0    ***.*     17,275           0   ***.*
Equinox                1,051         0    ***.*      1,051           0   ***.*
Express Cutaway/G Cut  1,776     1,498     18.6      4,076       3,688    10.5
Express Panel/G Van    6,395     5,265     21.5     16,327      12,821    27.3
Express/G Sportvan     1,222     1,605    -23.9      3,181       3,538   -10.1
Kodiak 4/5 Series        749       724      3.5      1,751       1,440    21.6
Kodiak 6/7/8 Series      343       197     74.1        927         443   109.3
S/T Blazer             4,448     4,161      6.9      9,767      12,632   -22.7
S/T Pickup             1,354    11,746    -88.5      4,829      31,527   -84.7
Tahoe                 15,256    14,895      2.4     42,411      34,166    24.1
Tracker                1,481     3,592    -58.8      5,956       8,595   -30.7
TrailBlazer           21,785    20,185      7.9     61,675      55,006    12.1
Venture                8,553     8,514      0.5     16,778      21,593   -22.3
...............................................................................
   Avalanche           6,928     7,174     -3.4     19,348      19,011     1.8
   Silverado-C/K
     Pickup           58,235    56,303      3.4    147,337     136,563     7.9
Chevrolet Fullsize
  Pickup              65,163    63,477      2.7    166,685     155,574     7.1
................................................................................
  Chevrolet Total    150,162   149,068     0.7     386,904     372,526     3.9
-------------------------------------------------------------------------------
Canyon                 2,016         0    ***.*      4,146           0   ***.*
Envoy                 11,656     9,361     24.5     30,924      25,645    20.6
GMC C/T Series            34       267    -87.3         97         588   -83.5
GMC W Series             409       462    -11.5        973         910     6.9
S/T Jimmy                  0         9    ***.*          0          16   ***.*
Safari (GMC)             631       896    -29.6      1,670       2,615   -36.1
Savana Panel/G Classic 1,843     1,503     22.6      4,526       3,681    23.0
Savana Special/G Cut   2,236       952    134.9      5,734       2,274   152.2
Savana/Rally             235       319    -26.3        584         680   -14.1
Sierra                17,510    15,902     10.1     43,771      38,483    13.7
Sonoma                   458     2,652    -82.7      1,565       7,307   -78.6
Topkick 4/5 Series       574       469     22.4      1,541         817    88.6
Topkick 6/7/8 Series     635       265    139.6      1,257         579   117.1
Yukon                  7,087     5,940     19.3     20,456      14,006    46.1
Yukon XL               4,770     4,365      9.3     13,219      10,428    26.8
     GMC Total        50,094    43,362     15.5    130,463     108,029    20.8
-------------------------------------------------------------------------------
HUMMER H1                 34        55    -38.2        102         151   -32.5
HUMMER H2              2,300     3,014    -23.7      6,300       8,488   -25.8
   HUMMER Total        2,334     3,069    -23.9      6,402       8,639   -25.9
-------------------------------------------------------------------------------
Bravada                  258       797    -67.6        776       2,182   -64.4
Silhouette             1,505     1,848    -18.6      2,905       4,066  -28.6
 Oldsmobile Total      1,763     2,645    -33.3      3,681       6,248  -41.1
-------------------------------------------------------------------------------
Other-Isuzu F Series     127       150    -15.3        276         353   -21.8
Other-Isuzu N Series     937     1,109    -15.5      2,585       2,503     3.3
 Other-Isuzu Total     1,064     1,259    -15.5      2,861       2,856     0.2
-------------------------------------------------------------------------------
Aztek                  1,534     2,676    -42.7      5,071       6,995   -27.5
Montana                4,401     3,467     26.9      8,645       9,370    -7.7
   Pontiac Total       5,935     6,143     -3.4     13,716      16,365   -16.2
-------------------------------------------------------------------------------
VUE                    8,195    11,664    -29.7     20,323      20,653    -1.6
   Saturn Total        8,195    11,664    -29.7     20,323      20,653    -1.6
-------------------------------------------------------------------------------
     GM Total        235,521   226,586      3.9    606,224     564,151     7.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   234,274   225,302      4.0    602,801     561,092     7.4
-------------------------------------------------------------------------------
GM Import              1,247     1,284     -2.9      3,423       3,059    11.9
-------------------------------------------------------------------------------
     GM Total        235,521   226,586      3.9    606,224     564,151     7.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   231,490   222,620      4.0    596,259     555,731     7.3
-------------------------------------------------------------------------------
GM Import                  0        0     ***.*          0           0   ***.*
-------------------------------------------------------------------------------
     GM Total        231,490   222,620      4.0    596,259     555,731     7.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 March                    January - March
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     26        26
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,202     4,888     67.8     22,476      17,659    27.3
Cadillac Total         7,772     4,488     73.2     19,398      11,176    73.6
Chevrolet Total      150,047   148,900     0.8     386,597     372,152     3.9
GMC Total             49,779    43,023     15.7    129,688     107,353    20.8
HUMMER Total           2,334     3,069    -23.9      6,402       8,639   -25.9
Oldsmobile Total       1,763     2,645    -33.3      3,681       6,248   -41.1
Other-Isuzu Total        247       482    -48.8        520         847   -38.6
Pontiac Total          5,935     6,143     -3.4     13,716      16,365   -16.2
Saturn Total           8,195    11,664    -29.7     20,323      20,653    -1.6
    GM North America
      Total*         234,274   225,302      4.0    602,801     561,092     7.4
-------------------------------------------------------------------------------
Chevrolet Total          115       168    -31.5        307         374   -17.9
GMC Total                315       339     -7.1        775         676    14.6
Other-Isuzu Total        817       777      5.1      2,341       2,009    16.5
    GM Import Total    1,247     1,284     -2.9      3,423       3,059    11.9
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,202     4,888     67.8     22,476      17,659    27.3
Cadillac Total         7,772     4,488     73.2     19,398      11,176    73.6
Chevrolet Total      148,847   147,824      0.7    383,668     369,856     3.7
GMC Total             48,442    41,899     15.6    126,595     105,135    20.4
HUMMER Total           2,334     3,069    -23.9      6,402       8,639   -25.9
Oldsmobile Total       1,763     2,645    -33.3      3,681       6,248   -41.1
Pontiac Total          5,935     6,143     -3.4     13,716      16,365   -16.2
Saturn Total           8,195    11,664    -29.7     20,323      20,653    -1.6
    GM North America
      Total*         231,490   222,620      4.0    596,259     555,731     7.3
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,202     4,888     67.8     22,476      17,659    27.3
Cadillac Total         7,772     4,488     73.2     19,398      11,176    73.6
Chevrolet Total      148,847   147,824      0.7    383,668     369,856     3.7
GMC Total             48,442    41,899     15.6    126,595     105,135    20.4
HUMMER Total           2,334     3,069    -23.9      6,402       8,639   -25.9
Oldsmobile Total       1,763     2,645    -33.3      3,681       6,248   -41.1
Pontiac Total          5,935     6,143     -3.4     13,716      16,365   -16.2
Saturn Total           8,195    11,664    -29.7     20,323      20,653    -1.6
    GM Total         231,490   222,620      4.0    596,259     555,731     7.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 04/01/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q1          524   821   1,345     463    160     116    2,084    18    20
   O/(U) prior
forecast:@         1    (6)     (5)      0      0       0       (5)   (1)   (4)
                ------------------   ----- ------    ----  --------- ---  -----

2004 Q2 #        539   841   1,380     506    167     149    2,202    18    48
   O/(U) prior
forecast:@         0     0       0      (4)    (6)      3       (7)    0     0

                       GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car   Truck  Total     GME GMLAAM    GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

      2000
1st Qtr.         746    775  1,521     572    118      40    2,251    24    13
2nd Qtr.         787    781  1,568     534    140      45    2,287    19    17
3rd Qtr.         689    630  1,319     374    151      53    1,897    16    18
4th Qtr.         670    694  1,364     513    135      47    2,059    18    17
               -----  -----  -----   -----    ---     ---    -----    --    --
       CY      2,892  2,880  5,772   1,993    544     185    8,494    77    65

      2001
1st Qtr.         581    633  1,214     538    138      51    1,941    13    14
2nd Qtr.         638    726  1,364     491    165      64    2,084    13    16
3rd Qtr.         573    665  1,238     373    146      74    1,832    11    15
4th Qtr.         573    721  1,294     441    127      67    1,929     9    16
               -----  -----  -----   -----    ---     ---    -----    --    --
       CY      2,365  2,745  5,110   1,842    575     256    7,786    46    61

      2002
1st Qtr.         600    753  1,353     456    131      65    2,005    12    11
2nd Qtr.         688    865  1,553     453    141      74    2,221    15    17
3rd Qtr.         567    740  1,307     408    132      87    1,934    19    20
4th Qtr.         602    824  1,426     453    157      81    2,117    18    20
               -----  -----  -----   -----    ---     ---    -----    --    --
       CY      2,457  3,182  5,639   1,770    561     307    8,277    64    68

      2003
1st Qtr.         591    860  1,451     491    127      77    2,146    19    24
2nd Qtr.         544    837  1,381     488    128      90    2,087    19    24
3rd Qtr.         492    752  1,244     393    135     120    1,892    21    16
4th Qtr.         558    825  1,383     446    157     133    2,119    16    19
               -----  -----  -----   -----    ---     ---    -----    --    --
       CY      2,185  3,274  5,459   1,818    547     420    8,244    75    83

      2004
1st Qtr.         524    821  1,345     463    160     116    2,084    18    20
2nd Qtr. #       539    841  1,380     506    167     149    2,202    18    48
               -----  -----  -----   -----    ---     ---    -----    --    --

@  Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2  GME includes Saab back to 1999
#  Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                                (Registrant)
Date:  April 1, 2004                 By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)